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                                                                   Exhibit 4.3


                                CERTIFICATE OF TRUST

                                         OF

                        HEARTLAND FINANCIAL CAPITAL TRUST I

    THIS CERTIFICATE OF TRUST OF Heartland Financial Capital Trust I (the "Trust") is being duly executed and filed by the undersigned as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C.
Section 3801 ET SEQ.)(the "Act").

    1. NAME. The name of the business trust formed hereby is Heartland Financial Capital Trust I.

    2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801,
Attention: Corporate Trust Administration.

    3. EFFECTIVE DATE. This Certificate of Trust will be effective upon filing.

    IN WITNESS WHEREOF, the undersigned being all of the trustees of the Trust have duly executed this Certificate of Trust in accordance with
Section 3811(a)(1) of the Act.


                              FIRST UNION TRUST COMPANY, NATIONAL
                              ASSOCIATION, as Delaware trustee

                              By:  /S/ Edward L. Truitt, Jr.
                                   ------------------------------------------
                              Name:  Edward L. Truitt, Jr.
                              Title:  Vice President

                              /s/ Lynn B. Fuller
                              ------------------------------------------------
                              Lynn B. Fuller, as Administrative Trustee

                              /s/ John K. Schmidt
                              ------------------------------------------------
                              John K. Schmidt, as Administrative Trustee

                              /s/ Jacquie M. Manternach
                              ------------------------------------------------
                              Jacquie M. Manternach, as Administrative Trustee